UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A
(RULE 14a-101)
SCHEDULE 14A INFORMATION
(AMENDMENT NO. 1)

PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934

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Filed by a Party other than the Registrant ☐

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☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to Rule 240.14a-12

Trio-Tech International

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held December 6, 2004

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Trio-Tech International, a California corporation (the “Company”), will be held at our principal executive offices, located at 14731 Califa Street, Van Nuys, California, on Monday, December 6, 2004 at 10:00 A.M., local time, for the following purposes, as set forth in the attached Proxy Statement:

1.	To elect directors to hold office until the next annual meeting of shareholders; and

2.	To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on October 8, 2004 as the record date for determining the shareholders entitled to notice of and to vote at the Annual Meeting and any adjournment and postponements thereof.

     After careful consideration, the Trio-Tech International Board of Directors recommends a vote IN FAVOR OF THE NOMINEES FOR DIRECTOR NAMED IN THE ACCOMPANYING PROXY STATEMENT.

     Shareholders are cordially invited to attend the Annual Meeting in person. Whether you plan to attend the Annual Meeting or not, please complete, sign and date the enclosed Proxy Card and return it without delay in the enclosed postage-prepaid envelope. If you do attend the Annual Meeting, you may withdraw your Proxy and vote personally on each matter brought before the meeting.

By Order of the Board of Directors

DALE C. CHEESMAN Secretary

October 25, 2004
Van Nuys, California

IMPORTANT

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, YOU ARE REQUESTED TO MARK, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID RETURN ENVELOPE SO THAT IF YOU ARE UNABLE TO ATTEND THE ANNUAL MEETING, YOUR SHARES MAY BE VOTED.

THANK YOU FOR ACTING PROMPTLY

PROPOSAL 1
REPORT OF THE AUDIT COMMITTEE
COMPENSATION OF DIRECTORS
VOTE REQUIRED FOR ELECTION
EXECUTIVE OFFICERS
CODE OF ETHICS
EXECUTIVE COMPENSATION AND RELATED MATTERS
EMPLOYEE BENEFIT PLANS
REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
STOCK PRICE PERFORMANCE GRAPH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT PUBLIC ACCOUNTANTS
POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES
SHAREHOLDER PROPOSALS
ANNUAL REPORT ON FORM 10-K
GENERAL INFORMATION
ANNEX A

TRIO-TECH INTERNATIONAL
14731 Califa Street
Van Nuys, California 91411

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To be held December 6, 2004

GENERAL

     This Proxy Statement is furnished in connection with the solicitation of the enclosed Proxy on behalf of the Board of Directors of Trio-Tech International, a California corporation (“Trio-Tech” or the “Company”), for use at the annual meeting of shareholders of the Company (the “Annual Meeting”) to be held at our principal executive offices, located at 14731 Califa Street, Van Nuys, California at 10:00 a.m., local time, on Monday, December 6, 2004, and at any adjournments thereof, for the purposes of electing directors and such other business as may properly come before the Annual Meeting. This Proxy Statement and the enclosed Proxy are intended to be mailed to shareholders on or about November 5, 2004.

RECORD DATE AND VOTING SECURITIES

     The close of business on October 8, 2004 has been fixed as the record date for shareholders entitled to notice of and to vote at the Annual Meeting. As of that date, there were 2,964,542 shares of the Company’s common stock (the “Common Stock”) outstanding and entitled to vote, the holders of which are entitled to one vote per share.

VOTING GENERALLY

     In the election of directors, a shareholder may cumulate his votes for one or more candidates, but only if each such candidate’s name has been placed in nomination prior to the voting and the shareholder has given notice at the meeting, prior to the voting, of his intention to cumulate his votes. If any one shareholder has given such notice, all shareholders may cumulate their votes for the candidates in nomination. If the voting for directors is conducted by cumulative voting, each share will be entitled to a number of votes equal to the number of directors to be elected. These votes may be cast for a single candidate or may be distributed among two or more candidates in such proportions as the shareholder thinks fit. The four candidates receiving the highest number of affirmative votes will be elected. Abstensions will be counted for purposes of determining the presence of a quorum but with respect to the election of directors, any votes against a candidate or withheld from voting (whether by abstention, broker non-votes or otherwise) will not be counted and will have no legal effect on the vote. Discretionary authority to cumulate votes is solicited hereby.

     Shareholders are requested to date, sign and return the enclosed Proxy to make certain their shares will be voted at the Annual Meeting. Any Proxy given may be revoked by the shareholder at any time before it is voted by delivering written notice of revocation to the Secretary of the Company, by filing with the Secretary of the Company a Proxy bearing a later date, or by attending the Annual Meeting and voting in person. All Proxies properly executed and returned will be voted in accordance with the instructions specified thereon. If no instructions are specified, Proxies will be voted FOR the election of the four nominees for directors named under “Election of Directors.”

TRIO-TECH INFORMATION

     Our principal executive offices are located at 14731 Califa Street, Van Nuys, California 91411. The telephone number of our principal offices is (818) 787-7000.

PROPOSAL 1
ELECTION OF DIRECTORS

INFORMATION WITH RESPECT TO DIRECTORS

     The Board has nominated the persons listed below for election to the Board at the Annual Meeting, to hold office until the next annual meeting and until their respective successors are elected and qualified. There are two vacancies on the Board of Directors. The Board does not intend to fill either of these vacancies at this time. It is intended that the Proxies received, unless otherwise specified, will be voted FOR the four nominees named below, all of whom are incumbent directors of the Company. It is not contemplated that any of the nominees will be unable or unwilling to serve as a director but, if that should occur, the persons designated as Proxy holders will vote in accordance with their best judgment. In no event will Proxies be voted for a greater number of persons than the number of nominees named in this Proxy Statement. The following sets forth, as of October 8, 2004, the names of each of the four nominees for election as a director, his principal occupation, age, the year he became a director of the Company, and additional biographical data.

NAME	AGE	PRINCIPAL OCCUPATION
A. Charles Wilson	80	Chairman of the Board of Trio-Tech International; Chairman of the Board of Ernest Paper Products, Inc.; Chairman of the Board of Daico Industries, Inc.

S. W. Yong	51	Chief Executive Officer and President of Trio-Tech International

Richard M. Horowitz	63	President of Management Brokers Insurance Agency Chairman of the Board of Dial 800, Inc.

Jason T. Adelman	35	Managing Director of Burnham Hill Partners.

A. Charles Wilson

     Mr. Wilson, age 80, has served as a Director of Trio-Tech since 1966, and was President and Chief Executive Officer of the Company from 1981 to 1989. In 1989, he was elected Chairman of the Board. Mr. Wilson is also Chairman of the Board of Ernest Paper Products, Inc. and Chairman of Daico Industries, Inc., as well as an attorney admitted to practice law in California.

S.W. Yong

     Mr. Yong, age 51, has been a Director of Trio-Tech since 1990. He has been the Chief Executive Officer and President since 1990. He has been associated with Trio-Tech International Pte. Ltd. in Singapore since 1976 and has been its Managing Director since August 1980. Mr. Yong holds a Masters Degree in Business Administration, a Graduate Diploma in Marketing Management and a Diploma in Industrial Management.

Richard M. Horowitz

     Mr. Horowitz, age 64, has served as a Director of Trio-Tech since 1990. He has been President of Management Brokers Insurance Agency since 1974. He also serves as Chairman of Dial 800, Inc., a national telecommunication company. Mr. Horowitz holds a Masters Degree in Business Administration from Pepperdine University.

Jason T. Adelman

     Mr. Adelman, age 35, was elected to the Board of Trio-Tech in April 1997. Mr. Adelman is a Managing Director of Burnham Hill Partners, a division of Pali Capital, Inc. The firm is based in New York City and provides financing and financial advisory services. Previously, Mr. Adelman was employed by H.C. Wainwright & Co (1999-2003), Drake Capital Securities (1997-1999), Spencer Trask Securities (1996-1997) and Coopers & Lybrand LLP (1994-1996). Mr. Adelman is an honors graduate of the University of Pennsylvania and Cornell Law School.

BOARD MEETINGS AND COMMITTEES

     The Board held four meetings during the fiscal year ended June 30, 2004. All of the directors attended (in person or by telephone) at least 75% of the meetings of the Board and any committees of the board on which they served during the fiscal year. Directors are expected to use their best efforts to be present at the annual meeting of shareholders. All of our directors attended the 2003 Annual Meeting of Shareholders.

     The Company does not have a standing nominating committee. The entire Board nominates the directors for election at the Annual Meeting. Because the Company currently has only four Board members, three of whom are

“independent” (as defined under the listing standards of the American Stock Exchange upon which the Company’s securities are listed), the Board of Directors does not believe that a separate nominating committee is necessary as any selection of nominees, by virtue of the composition of the current Board, would be by a vote that would be the same as the vote of any separate committee consisting of only the independent directors. Furthermore, the Board values the input of each of its members and believes that input is important in determining the Board nominees. At such time, if any, as the Board composition changes, the Company may establish a separate nominating committee. As a result, the entire Board participates in the consideration of Board nominees and nominated the candidates for election named in this Proxy Statement.

     The Board has adopted a resolution addressing the nomination process and related matters. That resolution states, among other things, that the Board believes that the continuing service of qualified incumbents promotes stability and continuity in the board room, contributing to the Board’s ability to work as a collective body, while giving the Company the benefit of the familiarity and insight into the Company’s affairs that its directors have accumulated during their tenure. The resolution further states that the Board will evaluate the performance of its Board members on an annual basis in connection with the nomination process. The Board may solicit recommendations for nominees from persons that the Board believes are likely to be familiar with qualified candidates, including without limitation members of the Board and management of the Company. The Board may also determine to engage a professional search firm to assist in identifying qualified candidates if the need arises. The Board has not adopted specific minimum qualifications for a position on the Company’s Board or any specific skills or qualities that the Board believes are necessary for one or more of its members to possess. However, the Board will consider various factors including without limitation the candidate’s qualifications, the extent to which the membership of the candidate on the Board will promote diversity among the directors, and such other factors as the Board may deem to be relevant at the time and under the then existing facts and circumstances.

     The Board will consider candidates proposed by shareholders of the Company and will evaluate all such candidates upon criteria similar to the criteria used by the Board to evaluate other candidates. Shareholders desiring to propose a nominee for election to the Board must do so in writing sufficiently in advance of an annual meeting so that the Board has the opportunity to make an appropriate evaluation of such candidate and his or her qualifications and skills and to obtain information necessary for preparing all of the disclosure required to be included in the Company’s proxy statement for the related meeting should such proposed candidate be nominated for election by shareholders. Shareholder candidate proposals should be sent to the attention of the Secretary of the Company at 14731 Califa Street, Van Nuys, California 91411.

     The Board has a standing Compensation Committee, which currently consists of all of the directors, namely Messrs. S. W. Yong, Jason T. Adelman, Richard M. Horowitz and A. Charles Wilson. The Compensation Committee administers the Company’s existing stock option plans and determines salary and bonus arrangements. The Compensation Committee met four times during the past fiscal year. Although Mr. Yong was on the Compensation Committee, his compensation for fiscal 2005 was determined by the three independent directors on the Compensation Committee and he was not present during voting or deliberations relating to his compensation. Mr. Yong no longer serves on the Compensation Committee.

     The Board has a separately designed standing Audit Committee, which currently consists of Messrs. A. Charles Wilson, Chairman, and Jason T. Adelman and Richard M. Horowitz. The Board of Directors has determined that the Audit Committee has at least one financial expert, namely A. Charles Wilson. The Board of Directors has affirmatively determined that Mr. Wilson does not have a material relationship with the Company that would interfere with the exercise of independent judgment and is “independent” as independence is defined in Section 121(A) of the listing standards of the American Stock Exchange. Pursuant to its written charter, which charter was adopted by the Board of Directors, the Audit Committee is charged with, among other responsibilities, selecting our independent public accountants, reviewing our annual audit and meeting with our independent public accountants to review planned audit procedures. The Audit Committee also reviews with the independent public accountants and management the results of the audit, including any recommendations of the independent public accountants for improvements in accounting procedures and internal controls. The Audit Committee held eight meetings during the fiscal year ended June 30, 2004. Each of the members of the Audit Committee satisfies the independence standards specified in Section 121(A) of the AMEX listing standards and Rule 10A-3 under the Securities Exchange Act of 1934, as amended. A copy of the Audit Committee charter, as recently revised with the approval of the Board, is attached as Annex A to this Proxy Statement.

REPORT OF THE AUDIT COMMITTEE

     The Audit Committee reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended June 30, 2004.

     The Audit Committee received from BDO International (BDO) the written disclosures and letter required by Independence Standards Board Standard No. 1, “Independence Discussions with Audit Committees”, and discussed with the auditors any relationships that may reasonably be thought to impact their objectivity and independence and satisfied itself as to the auditors’ independence.

     The Audit Committee discussed with BDO International the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, “Communication with Audit Committees,” and, with and without management present, discussed and reviewed the results of the independent auditors’ examination of the financial statements.

     Based on the above-described review, written disclosures, letter and discussions, the Audit Committee recommended to the Board of Directors of the Company that the audited financial statements for the fiscal year ended June 30, 2004 be included in the Company’s Annual Report on Form 10-K for that fiscal year.

Dated October 25, 2004
THE AUDIT COMMITTEE

A. Charles Wilson, Chairman
Jason T. Adelman
Richard M. Horowitz

COMPENSATION OF DIRECTORS

     During the fiscal year ended June 30, 2004, Messrs. Horowitz and Adelman, as non-employee directors, each received quarterly fees in an amount equal to $1,500 for each Board meeting attended and $1,000 for each Audit Committee meeting attended, and an annual fee of $5,000. Mr. Wilson, as a non-employee director, Chairman of the Board, Chair of the Audit Committee and Chair of the Compensation Committee, received quarterly fees in an amount equal to $12,500 for each quarter in which he attended a Board meeting. The directors were also reimbursed for out-of-pocket expenses incurred in attending meetings. The Company believes that the director fees paid to its directors were substantially less than the fees paid to directors of comparable public companies.

     Each of our directors is entitled to participate in our 1998 Director Stock Option Plan (the “Directors Plan”) and receives automatic annual grants of options to purchase shares of our Common Stock. On July 1, 2004, each of Messrs. Horowitz and Adelman were automatically granted options to purchase 5,000 shares of Common Stock at an exercise price of $4.40 per share and each of Messrs. Wilson and Yong were automatically granted options to purchase 10,000 shares of Common Stock at an exercise price of $4.40 per share. All options were vested immediately upon grant and terminate five years from the date of grant unless terminated sooner upon termination of the optionee’s status as a director or otherwise pursuant to the applicable plan. The exercise price for shares purchasable upon the exercise of options granted under the applicable plan is 100% of fair market value (as defined in the applicable plan) of the Company’s Common Stock on the date of grant of each such option.

     The purpose of the Directors Plan is to give appropriate compensation to the Directors of the Company. The Company believes that the Directors Plan will provide non-employee Directors and the President of the Company (if he or she is a Director of the Company) an opportunity to acquire Common Stock of the Company and will create an incentive for them to serve on the Board of Directors of the Company and contribute to the Company’s long-term growth and profitability objectives.

VOTE REQUIRED FOR ELECTION

     The four persons receiving the highest number of affirmative votes will be elected as directors of the Company. Votes against a nominee or withheld from voting (whether by abstention, broker non-votes or otherwise) will have no legal effect on the vote.

EXECUTIVE OFFICERS

     Mr. Victor H. M. Ting, age 50, first joined Trio-Tech as the Financial Controller for the Company’s Singapore subsidiary in 1980. He was promoted to the level of Business Manager from 1985-1989. In December 1989 he became the Director of Finance and Sales & Marketing and later, the General Manager of the Singapore subsidiary. Mr. Ting was elected Vice-President and Chief Financial Officer of Trio-Tech International in November 1992. Mr. Ting holds a Bachelor of Accountancy Degree and Masters Degree in Business Administration.

     Mr. Richard Lim, age 45, joined Trio-Tech in 1982 and became the Quality Assurance Manager in 1985. He was promoted to the position of Operations Manager in 1988. In 1990 he was promoted to Business Manager and was responsible for the Malaysian operations in Penang and Kuala Lumpur. Mr. Lim became the General Manager of the Company’s Malaysia subsidiary in 1991. In February 1993, all test facilities in Southeast Asia came under Mr. Lim’s responsibility. He holds diplomas in Electronics & Communications and Industrial Management and a Masters Degree in Business Administration. He was elected Corporate Vice-President-Testing in July 1998.

CODE OF ETHICS

     The Company has adopted a code of business conduct and ethics applicable to all officers, management and employees and a separate code of ethics applicable to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. A copy of the Company’s code of business conduct and ethics and code of ethics may be obtained, without charge, upon written request to the Secretary of the Company at 14731 Califa Street, Van Nuys, California 91411.

EXECUTIVE COMPENSATION AND RELATED MATTERS

     The following table sets forth the compensation of the Company for its Chief Executive Officer and each executive officer whose total annual salary and bonus for the fiscal year ended June 30, 2004 exceeded in the aggregate $100,000 (the “Named Executive Officers”):

	SUMMARY COMPENSATION TABLE
					Long-Term
					Compensation
		Annual Compensation			Securities
Name and Principal				Other Annual	Underlying
Position	Fiscal Year	Salary($)	Bonus($)	Compensation($)	Options(#)
S.W. Yong,	2004	217,561	14,400	13,529	10,000
President and	2003	217,014	0	10,185	10,000
Chief Executive Officer	2002	189,009	0	7,838	20,000
Victor H.M.Ting,	2004	116,123	2,880	9,281	7,000
Vice President and	2003	116,606	0	8,099	0
Chief Financial Officer	2002	105,155	0	5,288	15,000

     Singapore officers are also credited with a compulsory contribution to their provident pension fund of 4% of their base salaries in accordance with Singapore law, except for bonuses in this context.

EMPLOYEE BENEFIT PLANS

     The Company’s 1998 Stock Option Plan was approved by the Board on September 30, 1997 and the stockholders on December 8, 1997. The purpose of the 1998 Stock Option Plan is to enable the Company to attract and retain top-quality employees, officers, directors and consultants and to provide them with an incentive to enhance stockholder return.

     The following tables contain certain information regarding options granted to and exercised by the Named Executive Officers under the 1998 Stock Option Plan during the fiscal year ended June 30, 2004:

OPTION GRANTS IN FISCAL 2004

INDIVIDUAL GRANTS
% of Total
		Options			Potential Realizable Value
	Number of	Granted to			at Assumed Annual Rates
	Securities	Employees			of Stock Price
	Underlying	in	Exercise		Appreciation for
	Options	Fiscal	Price	Expiration	Option Term
Name	Granted	Year	($/sh)	Date	5%($)	10%($)
S. W. Yong	10,000	10.42%	$2.66	7/14/2008	$7,349	$16,240
Victor H.M. Ting	7,000	7.29%	$2.66	7/14/2008	$5,144	$11,368

AGGREGATED OPTION EXERCISES IN FISCAL 2004
AND FISCAL YEAR-END OPTION VALUES

Number of
Securities
			Underlying	Value of Unexercised
			Unexercised	In-The-Money
	Shares		Options at FY-End	Options at FY-End
	Acquired	Value	(#)	($)
	On Exercise	Realized	Exercisable/	Exercisable/
Name	(#)	($)	Unexercisable	Unexercisable
S.W. Yong	10,000	28,200	50,000 / 0	103,500 / 0
Victor H.M. Ting	0	0	27,000 / 9,000	40,655 / 25,965

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors of Trio-Tech is responsible for, among other duties, determining the compensation of all officers, including the Chief Executive Officer, and producing the annual report. Presently the Compensation Committee members include only the independent directors of the Company.

     The compensation program presently in effect at Trio-Tech International has three elements: (1) base annual salary; (2) potential annual cash incentive awards that are based primarily on financial performance of the Company or its relevant business operating units; and (3) long-term incentives in the form of stock options.

Base salary

     In determining the compensation levels for the top executive officers, namely the Chief Executive Officer and Chief Financial Officer, the Committee reviewed compensation policies of other companies comparable in size to and within substantially the same industry as Trio-Tech.

     There were several factors that the Committee considered while evaluating the annual performance of the top executive officers. The Committee reviewed the actual performance for the year against budget and forecast. Besides the measurement against financial performance, the Committee reviewed whether the top executive officers achieved their long-term and short-term objectives, such as keeping costs low. However, the measurement was subjective as the Committee also took into consideration the overall market conditions. The Chief Executive Officer is also entitled to a retirement plan similar to an IRS 401-K, the only officer who receives such a benefit.

     The fiscal year 2004 base cash compensation for officers of the Company who reside in Singapore was denominated in the currency of Singapore. The exchange rate therefore was established as of June 30, 2004 and was computed to be 1.72 Singapore Dollars to each U.S. Dollar. Singapore executive officers’ base salaries are credited with a compulsory contribution under Singapore’s provident pension fund.

Bonuses

     The Compensation Committee approved in July 2003 the bonus formula for the year ending June 30, 2004 for the Chief Executive Officer, as intended to satisfy the requirements of Section 162(m) of the Code. The 2004 bonus formula for the Chief Executive Officer was based on 5% of pre-tax profits of the Company’s overall performance. Such arrangements depend solely on the profitable results in the Company during the fiscal year.

     The Compensation Committee also considered awarding additional discretionary annual cash bonuses to its executive officers based primarily on the Company’s overall performance and, to a lesser extent, on the contribution each executive made to the Company’s success and directed the Singapore Subsidiary to formulate and grant the performance bonuses.

Stock options

     Under the1998 Stock Option Plan, the Compensation Committee may grant options to purchase Common Stock to employees of the Company, including executive officers. Options grants have an exercise price equal to the fair market value of the Common Stock on the grant date and become exercisable over a period of time or if the Company attains specified levels of economic profit or earnings per share. It is the Compensation Committee’s policy that the vesting schedules for options grants be predominantly performance based, with appropriately aggressive vesting targets. Generally, the Compensation Committee considers the making of option grants on an annual basis. The number of options awarded are generally determined based upon management’s recommendation and are based upon the position held by an executive, that executive’s performance and contributions to the Company over the prior year and the executive’s expected future contribution.

     In this context, with respect to fiscal year 2003, the Compensation Committee reviewed the performance of its officers and key-employees and, in recognition of their contributions, they were granted options covering, in the aggregate, 61,000 shares at an exercise price of $2.66 per share. Stock options for 10,000 shares of Common Stock were granted to Mr. S.W Yong and Mr. Victor H.M. Ting was granted 7,000 stock options in July 2003.

Chief Executive Officer’s compensation

     Mr. Yong’s base annual salary remained the same in the currency of Singapore, which was based on market data for chief executive officers in similarly sized companies, or in similar industries. The variance in his base salary as compared to fiscal 2003 was due to the appreciation of Singapore dollars against U.S. dollars. Base salary was also credited with a compulsory contribution under Singapore’s provident pension fund (CPF) and a contribution to a retirement plan similar to an IRS 401-K. In June 2004, the Compensation Committee approved the basis of the bonus awards to Mr. Yong, which remained the same as fiscal 2003. Mr. Yong was entitled to a bonus of approximately $14,000 for fiscal 2004. Other compensation consisted of directly paid auto expenses which remained unchanged from fiscal 2004.

Dated October 25, 2004

THE COMPENSATION COMMITTEE

A. Charles Wilson, Chairman
Jason T. Adelman
Richard M. Horowitz

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     During the fiscal year ended June 30, 2004, the Compensation Committee members consisted of Messrs. Wilson, Yong, Adelman and Horowitz. During that fiscal year, Mr. Wilson served as (and continues to serve as) a non-employee officer of the Company and Mr. Yong served as (and continues to serve as) both an officer and employee of the Company. Mr. Wilson served as an employee officer of the Company from 1981 to 1989.

STOCK PRICE PERFORMANCE GRAPH

     The Stock Price Performance Graph below shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933 or under the

Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such securities acts.

     The graph below compares cumulative total stockholder return of the Common Stock of the Company with that of the Standard & Poor’s 500 Index and the AMEX Composite Index for the five-year period ending June 30, 2004.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of October 8, 2004, certain information regarding the beneficial ownership of the Common Stock by (i) all persons known by the Company to be the beneficial owners of more than 5% of its Common Stock, (ii) each of the directors of the Company, (iii) each of the Named Executive Officers who is not a director and (iv) all executive officers and directors of the Company as a group. To the knowledge of the Company, unless otherwise indicated, each of the shareholders has sole voting and investment power with respect to shares beneficially owned, subject to applicable community property and similar statutes.

	Shares Owned
	Beneficially as of
Name (1)	October 8, 2004(1)		Percent of Class(1)
S.W. Yong	361,925	(2)	11.97%
Richard M. Horowitz	236,701	(3)	7.92%
A. Charles Wilson	256,608	(4)	8.50%
Victor H.M. Ting	123,177	(5)	4.11%
Jason Adelman	33,750	(6)	1.13%
Richard H.P. Lim	54,880	(7)	1.84%

All Directors and Executive Officers as a group (6 persons)	1,067,041	(2)-(8)	33.57%

(1)	The percentage shown for each individual and for all executive officers and directors as a group is based upon 2,964,542 shares outstanding. The number of shares indicated and the percentage shown for each individual assumes the exercise of options that are presently exercisable or may become exercisable within 60 days from October 22, 2004 which are held by that individual or by all executive officers and directors as a group, as the case may be. The address for each of the persons listed above is in care of the Company at 14731 Califa Street, Van Nuys, California 91411.

(2)	Includes options to purchase 60,000 shares from the Company at exercise prices ranging from $2.25 to $5.37 per share.

(3)	Includes options to purchase 25,000 shares from the Company at exercise prices ranging from $2.25 to $5.37 per share. The remaining 211,701 shares are either held directly or in a trust for which Mr. Horowitz serves as a trustee.

(4)	Includes options to purchase 55,000 shares from the Company at exercise prices ranging from $2.25 to $5.37 per share. The remaining 201,608 shares held in a trust for which Mr. Wilson serves as trustee.

(5)	Includes options to purchase 30,125 shares from the Company at exercise prices ranging from $2.66 to $6.00 per share.

(6)	Includes of options to purchase 20,000 shares from the Company at exercise prices ranging from $2.25 to $5.37 per share.

(7)	Includes of options to purchase 23,750 shares from the Company at exercise prices ranging from $2.66 to $6.00 per share.

(8)	Includes options to purchase 213,875 shares from the Company at exercise prices of $2.25 to $6.00 per share.

     The Company does not know of any arrangements that may at a subsequent date result in a change of control of the Company.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Based solely on a review of reports on Forms 3, 4 and 5 and amendments thereto filed with the Securities and Exchange Commission and furnished to the Company, except as described in the following sentence, none of the Company’s directors, executive officers or beneficial owners of more than 10% of Trio-Tech International’s Common Stock failed to file on a timely basis any of such reports. Each of the incumbent Directors, Mr. Victor H. M. Ting and Mr. Richard H.P. Lim failed to file on a timely basis one Form 4, each of which late reports was subsequently filed and reported the grant to each of an option to acquire Common Stock granted on July 14, 2003.

INDEPENDENT PUBLIC ACCOUNTANTS

     On June 26, 2003, BDO International was reappointed as the principal accountant to audit the Company’s financial statements and has audited such statements for each of the fiscal years ended June 30, 2003 and June 30, 2004. A representative of BDO International is expected to be present at the Annual Meeting and will have an opportunity to make statements and respond to appropriate questions.

     The Audit Committee has selected BDO International as the independent public accountants for the fiscal year ending June 30, 2005.

Audit Fees:

     BDO International billed the Company an aggregate of $130,000 for services rendered for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2004 and $129,000 for services rendered for the audit of the Company’s annual financial statements for the fiscal year ended June 30, 2003.

Audit-Related Fees

     No fees were paid to BDO in either of the last two fiscal years for assurance or related services.

Tax Fees

     BDO International billed the Company an aggregate of $27,000 in each of the fiscal 2004 and fiscal 2003 for professional services rendered for tax compliance, tax advice and tax planning.

All Other Fees

     No fees were paid to BDO in either of the last two fiscal years for products or services rendered in such years, other than those described above.

POLICY FOR PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

     The Audit Committee’s policy is to pre-approve all audit services and all non-audit services that our independent accountants are permitted to perform for us under applicable federal securities regulations. The Audit Committee’s policy utilizes an annual review and general pre-approval of certain categories of specified services that may be provided by the independent accountant, up to pre-determined fees levels. Any proposed services not qualifying as a pre-approved specified service, and pre-approved services exceeding the pre-determined fee levels, require further specific pre-approval by the Audit Committee. The Audit Committee has delegated to the Chairman of the Audit Committee the authority to pre-approve audit and non-audit services proposed to be performed by the independent accountants. Since June 12, 2003, all services provided by BDO Entities required pre-approval by the Audit Committee. The policy has not been waived in any instance.

SHAREHOLDER PROPOSALS

     Shareholders who wish to present proposals at the 2005 Annual Meeting should submit their proposals in writing to the Secretary of the Company at the address set forth on the first page of this Proxy Statement. Proposals must be received no later than July 9, 2005 for inclusion in next year’s Proxy Statement and Proxy Card. If a stockholder intends to present a proposal at the next Annual Meeting but does not seek inclusion of that proposal in the proxy statement for that meeting, the holders of proxies for that meeting will be entitled to exercise their discretionary authority on that proposal if the Company does not have notice of the proposal by September 21, 2005.

ANNUAL REPORT ON FORM 10-K

     Upon the written request of any shareholder, the Company will provide, without charge, a copy of the Company’s Annual Report on Form 10-K filed with the Commission for the year ended June 30, 2004. This request should be directed to the Corporate Secretary, Trio-Tech International, 14731 Califa Street, Van Nuys, California 91411.

GENERAL INFORMATION

     The cost of soliciting the enclosed form of Proxy will be borne by the Company. In addition, the Company will reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to such beneficial owners. Directors, officers and regular employees of the Company may, for no additional compensation, also solicit proxies personally or by telephone, electronic transmission, telegram or special letter.

     The stockholders and any other persons who would like to communicate with the Board, can access the website and fill in the contact form for any enquires or information. The form will be sent directly to the Secretary and the communications for specified individual directors or the Board will be given to them personally by the Secretary. In addition, the contact number of the Secretary is listed on the website and he will pass the messages to the Board accordingly.

     At this time, the Board knows of no other business that will come before the Annual Meeting. However, if any other matters properly come before the Annual Meeting, the persons named as Proxy holders will vote on them in accordance with their best judgment.

     The Annual Report to Shareholders covering the fiscal year ending June 30, 2004 is being mailed with this Proxy Statement to shareholders of record for this meeting.

By Order of the Board of Directors

DALE C. CHEESMAN
Secretary

ANNEX A

TRIO-TECH INTERNATIONAL AUDIT COMMITTEE CHARTER

The audit committee is appointed by the Board of Directors (the “Board”) to monitor and oversee the integrity of the financial statements of Trio-Tech International, to oversee the accounting and financial reporting processes of the company and the audits of the financial statements of the company and to monitor the independence and performance of the company’s independent accountants. In that regard, the audit committee is directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the company. To that end:

•	Membership Requirements

1.	The audit committee shall meet the size, independence and experience requirements of applicable statutes and regulations and the rules of the American Stock Exchange (as in effect from time to time; the “AMEX Rules”), including, except under exceptional and limited circumstances as provided under AMEX rules, a sufficient number of directors who satisfy the independence standards specified in Section 121A and Rule 10A-3 under the Securities Exchange Act of 1934, as amended, each of whom shall be able to read and understand fundamental financial statements (including a balance sheet, income statement and cash flow statement), and one of whom shall be financially sophisticated as provided under the AMEX Rules.

2.	The members shall be selected (subject to the restrictions contained in paragraph 1 immediately above) and vacancies shall be filled by the Board of Directors. The members shall designate one member as the Chairperson of the audit committee. A member may only be removed by a vote of the majority of the Board of Directors.

3.	The audit committee may fix its own rules of procedure, provided such rules are consistent with the articles and bylaws of the company and this charter.

•	General responsibilities

1.	The audit committee provides open avenues of communication among the independent accountants and the Board of Directors.

2.	The audit committee will make regular reports to the full Board of Directors and may make appropriate recommendations.

3.	The audit committee has the power and authority to conduct or authorize investigations into matters within the audit committee’s scope of responsibilities. The audit committee is authorized to retain independent counsel, accountants or others it needs to assist in any such investigation and/or to otherwise carry out its duties.

4.	The audit committee will meet on at least a quarterly basis and, if circumstances require, more frequently. The audit committee meetings may be separate and private as the audit committee may determine.

5.	The audit committee chairman has the power to call a committee meeting whenever he or she thinks there is a need. An audit committee member should not vote on any matter in which he or she has an interest. The audit committee may ask members of management or others to attend the meeting and is authorized to receive all pertinent information from management.

•	Responsibilities for engaging independent accountants.

1.	The audit committee is directly responsible for the selection, appointment (subject, if applicable, only to shareholder ratification), retention, compensation, evaluation, oversight of the work of, and, where appropriate, replacement of the independent accountants engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the company. The audit committee also will review and set any fees paid to the independent accountants. The independent accounts shall report directly to the audit committee.

2.	The audit committee will take such action as it reasonably believes is necessary to confirm and assure the independence of the independent accountant. In that regard, the audit committee is responsible for actively engaging in dialogue with the independent accountant with respect to any disclosed relationships or services that may impact on the objectivity and independence of the independent accountant and for taking, or recommending that the Board of Directors take, appropriate action to oversee the independence of the independent accountant.

3.	The audit committee will consider, in consultation with the independent accountant, the audit scope and procedural plans made by the independent accountant.

4.	The audit committee will listen to management and the primary independent accountant if either thinks there might be a need to engage additional auditors. The audit committee will decide whether to engage an additional firm and, if so, which one.

•	Responsibilities for reviewing the annual external audit and the review of quarterly and annual financial statements

1.	The audit committee will ensure receipt from the independent accountant of a formal written statement delineating all relationships between the independent accountant and the company, consistent with Independence Standards Board Standard 1. In that regard, the audit committee shall actively engage in dialogue with the independent accountants with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent accountants and shall take, or recommend that the full Board take, appropriate action to oversee the independence of the independent accountants.

2.	The audit committee will ask management and the independent accountant about significant risks and exposures and will assess management’s steps to minimize or control them.

3.	The audit committee will review the following with the independent accountant:

a.	The adequacy of the company’s internal controls, including computerized information system controls and security.

b.	Any significant findings and recommendations made by the independent accountant together with management’s responses to them.

c.	Any major changes to the company’s accounting and auditing principles and practices as suggested by the independent accountants or management.

4.	Shortly after the annual examination is completed, the audit committee will review the following with management and the independent accountant:

a.	The company’s annual financial statements and related footnotes as well as the adequacy of internal controls and procedures that could materially affect the company’s financial statements.

b.	The independent accountant’s audit of and report on the financial statements.

c.	The independent accountant’s qualitative judgments about the appropriateness, not just the acceptability, of accounting principles and financial disclosures and how aggressive (or conservative) the accounting principles and underlying estimates are.

d.	Any serious difficulties or disputes with management encountered during the course of the audit.

e.	Anything else about the audit procedures or findings that GAAS requires the independent accountant to discuss with the audit committee.

5.	The audit committee will consider and review with management any significant findings during the year and management’s responses to them.

6.	The audit committee will review annual filings with the SEC.

7.	The audit committee will review the interim financial reports with management and the independent accountant before those interim reports are released to the public or filed with the SEC or other regulators.

8.	The audit committee will prepare such letters and reports as may be required to be prepared by it under federal or state law and/or under the standards and requirements of the self-regulatory organization upon which the company’s shares are then being traded.

•	Periodic responsibilities

1.	Review and reassess the adequacy of this charter on an annual basis and recommend any proposed changes to the Board of Directors for approval.

2.	Review policies and procedures covering officers’ expense accounts and perquisites including their use of corporate assets, and consider the results of any review of those areas by the independent accountant.

3.	Review legal and regulatory matters that may have a material effect on the company’s financial statements and review compliance policies and programs and reports from regulators.

4.	Meet with the independent accountant and management in separate executive sessions to discuss any matters the audit committee or these groups believe should be discussed privately with the audit committee.

5.	All related party transactions shall be subject to appropriate review and oversight by the audit committee. In undertaking such review, the audit committee shall take into account all facts and circumstances as they deem relevant.

6.	Establish procedures for (a) the receipt, retention, and treatment of complaints received by the company regarding accounting, internal accounting controls or auditing matters; and (b) the confidential, anonymous submission by employees of the company or any of its subsidiaries of concerns regarding questionable accounting or auditing matters.

7.	Have the authority to retain and engage independent legal counsel and such other consultants and advisers, including accountants, as the audit committee determines are necessary to carry out its duties. The audit committee may request any officer or employee of the company or the company’s outside counsel or independent accountants to attend a meeting of the audit committee or to meet with any members of, or consultants or advisers to, the audit committee. To the extent required by law, the company shall provide for appropriate funding, as determined by the audit committee, for payment of compensation (a) to the independent accountants, if any, engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the company, and (b) to any advisers employed or engaged by the audit committee as provided in the first sentence of this paragraph.

TRIO-TECH INTERNATIONAL

Proxy Solicited on Behalf of the Board of Directors of the Company
for Annual Meeting of Shareholders on December 6, 2004

     The undersigned hereby appoints Dale C. Cheesman and A. Charles Wilson or either of them as his/her true lawful agents and proxies with full power of substitution to represent the undersigned at the Annual Meeting of Shareholders of Trio-Tech International to be held at our principal executive offices at 14731 Califa Street, Van Nuys, California on Monday, December 6, 2004 at 10:00 A.M. (local time), and at any adjournments thereof, and to vote all shares that he/she is then entitled to vote, on all matters coming before said meeting. The undersigned directs that his/her proxy be voted as follows:

(Continued and to be signed on the other side.)

Please sign, date and mail your
proxy card back as soon as possible!

Annual Meeting of Shareholders
TRIO-TECH INTERNATIONAL

December 6, 2004

ê  Please Detach and Mail in the Envelope Provided  ê

A	☒	Please mark your votes as in this example.

		FOR all nominees	WITHHOLD
		listed at right (except	AUTHORITY to vote
		as indicated to the	for all nominees
		contrary below)	listed at right.
1.	ELECTION OF DIRECTORS:	☐	☐	Nominees:	Jason T. Adelman Richard M. Horowitz A. Charles Wilson S.W. Yong
INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided:

2. In their discretion, the Proxies are authorized to vote upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” THE NOMINEES FOR DIRECTORS LISTED IN ITEM 1.

PLEASE MARK, DATE, SIGN AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

Number of shares held: ____________________

If shares are held by your Broker, please print their name and address below:

Signature	(Print Name)	Dated:	, 2004

Signature if held jointly	(Print Name if held jointly)	Dated:	, 2004

IMPORTANT:	Please sign above exactly as your name or names appear hereon. Joint owners should each sign personally. Corporate proxies should be signed in full corporate name by the authorized officer. Fiduciaries should give full titles as such.